Exhibit 10.40

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), executed this 9th day of September 2002, is by and among BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation (the "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

R E C I T A L S:
---------------

         A. On October 31, 1996, Borrower and Lender entered into that certain Credit Agreement, as amended (the "Credit Agreement") pursuant to which Lender agreed to make available to Borrower a revolving credit facility, in an amended amount not to exceed $20,000,000 upon the terms and conditions set forth in the Credit Agreement, as amended.

         B. On December 17, 2001, Borrower and Lender amended and restated the terms and conditions of the Credit Agreement pursuant to that certain Amended and Restated Credit Agreement (the "Amended Credit Agreement"). Borrower and Lender further amended the Amended Credit Agreement by that certain First Amendment to Amended and Restated Credit Agreement dated April 30, 2002.

         C. Borrower desires to further modify certain terms and conditions of the Amended Credit Agreement, and Lender is willing to agree to the modifications contained in this Second Amendment, on the terms and conditions set forth herein.

         D. All references herein to the Loan Documents shall refer collectively to the Amended Credit Agreement, the Revolving Credit Note, the Term Loan Note, the Amended and Restated Security Agreement, UCC-1 Financing Statements (all as defined in the Amended Credit Agreement) and any other instruments or documents evidencing, securing or relating to the Loans, as amended by the First Amendment and by this Second Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDED CREDIT AGREEMENT AMENDMENTS. The Amended Credit Agreement is hereby amended as follows:


         (i) Deletion of Defined Term.The defined term "Base Rate Margin" set forth in Section 1.1 is hereby deleted in its entirety.

         (ii) Modification of Interest on Loans. Section 2.6(a) and (b) are hereby deleted in its entirety and replaced with the following:

         "(a) With respect to any Base Rate Loan, at a rate per annum equal to the Base Rate, which rate shall change when and as the Base Rate changes in accordance with this Agreement.

         (b) The Borrower shall pay to the Lender accrued interest on the unpaid principle balance of each Base Rate Loan on the last day of each month."

2. LOAN DOCUMENT AMENDMENTS. Each of the Loan Documents is hereby amended to conform to the amendments to the Amended Credit Agreement as set forth in Paragraph 1.

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         3.  DOCUMENT  RATIFICATION.  Subject  to the  amendments  set  forth in
Paragraph 1 above, all of the terms and conditions contained in the Amended Credit Agreement and the other Loan Documents, shall remain unmodified and in full force and effect.

         4.RELEASE. Except as specifically set forth herein, the execution of this Second Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents. Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Loan Documents through the date hereof and hereby waives, releases and relinquishes any and all claims whatsoever, known or unknown, that it may have against Lender with respect to the Loan Documents through the date hereof.

         5. PAYMENT OF COSTS AND FEES; CONDITIONS PRECEDENT. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Second Amendment shall not be effective unless and until all of the following shall have occurred:

         (a) Borrower shall have executed and delivered to Lender such other documents, instruments, resolutions and other items as may be required by Lender, in form satisfactory to Lender.

         (b) Borrower agrees to pay a fee to Lender in the amount of $5,000 with respect to this Second Amendment, and further agrees to pay Lender all out-of-pocket expenses incurred by Lender in connection with the preparation of this Second Amendment, including, without limitation, the costs and expenses of Lender 's legal fees incurred in connection with this Second Amendment.

6.       REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  OF  BORROWER.   Borrower
         represents, warrants and covenants to Lender:

         (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         (b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

         (c) Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         (d) Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         (e)The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         (f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this First Amendment.

7. CONTROLLING LAW. The terms and provisions of this Second Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

8. BINDING EFFECT. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

9. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

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10.      COUNTERPARTS.  This Second  Amendment  may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Second Amendment may be detached from any counterpart of this Second Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Second Amendment identical in form hereto but having attached to it one or more additional signature pages.

11. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Amended Credit Agreement.



         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.


                                       BORROWER:

                                       BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation


                                       By: Dennis N. Genty
                                       ------------------------------
                                       /s/ Dennis N. Genty
                                       Title: Chief Financial Officer




                                       LENDER:

                                       KEYBANK  NATIONAL ASSOCIATION,
                                       a national  banking  association


                                       By: Michelle K. Bushey
                                       -----------------------
                                       /s/ Michelle K. Bushey
                                       Title:   Vice President



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